Supplement Dated June 11, 2015
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln AssetEdge® VUL 2015

This supplement outlines certain changes to your variable universal life insurance product prospectus.  It is for informational purposes only; no action is required on your part.  Keep this supplement with your prospectus for future reference.

Changes to “POLICY SUMMARY” section of the prospectus:

The following replaces the third paragraph of the “Risks of Your Policy” section:

Policy Values in the Indexed Account.  Premium Payments and policy values allocated to the Indexed Account are held in the Company’s General Account.  As is true of the Fixed Account, this means, that they are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. Again, it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits.  When money is allocated to the Indexed Account, there is a time period that must be met during which the money must remain in the Indexed Account in order for interest to be credited.  You should be aware that if you take that money out of the Indexed Account before that time period is completed, no interest will be credited on the amounts taken out.  During the time values are allocated to the Indexed Account, the amount of interest credited on those values is dependent on the relative growth of an external index.  While we guarantee that we will always credit interest at a minimum 1% interest rate, if there comes a period of time in which the index fails to grow, Premium Payments may need to be increased in order to keep the Policy from terminating (“lapsing”).  As discussed in this prospectus, there are several Indexed Account Options currently available.  It is possible that we may not always offer the same or same number of Indexed Account Options, though we will always offer at least one and we will never pay less than the guaranteed interest that can be earned in any Indexed Account Option.  An exception to this is if the Indexed Account itself is discontinued.  In such case, you will be able to transfer your Policy values held in the Indexed Account to the Fixed Account or one or more Sub-Accounts of your choosing.  However, if you do not tell us to where you would like those values transferred, they will be automatically reallocated to the Fixed Account.  Finally, please note that, if the index we use is no longer available or changes the way it is calculated, we reserve the right to substitute the index with one of our choosing, subject to any required regulatory approvals.  For more information, please see “Lincoln Life, The Separate Account and The General Account”, “Indexed Account” and “Transfers” sections of this prospectus.

Changes to “LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT” section of the prospectus:

The following replaces the third paragraph of the “Indexed Account Options” section:

Indexed Account Options are eligible for non-guaranteed Indexed Interest which is linked to the percentage change of the Index from the start to the end of the Segment  — also known as 1 Year Point to Point (PTP). Each Indexed Account Option determines the crediting rate through a different method employing a “Cap” and/or a “Participation Rate”, which are declared at the beginning of each Segment. A Cap is a limit on the index growth used in calculating the amount of interest to be credited. The Participation Rate reflects how much of that growth you will be able to realize under the Indexed Account Option(s) you have chosen. The guaranteed minimum Cap and/or Participation Rate is shown in your Policy Specifications. Subsequent Caps and/or Participation Rates may differ, but will never be less than the guaranteed minimum rate. Please contact your financial advisor to determine the current Cap and/or Participation Rate. For all Indexed Account Options, Indexed Crediting is applied on the Segment Maturity Date at a rate guaranteed to be no less than 1.00% annually. Interest is not credited on any money withdrawn from the Segment prior to maturity.